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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 28, 2000



                          MICROTEL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



      DELAWARE                          1-10346                  77-0226211
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(State or other jurisdiction of     (Commission File           (IRS Employer)
incorporation or organization)           Number)             Identification No.)




9485 HAVEN AVENUE, SUITE 100, CALIFORNIA                              91730
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (909) 297-2699



                                 NOT APPLICABLE
                        --------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

      SALE OF XCEL ETCH TEK

         Historically, we organized our operations in three business segments:
Instrumentation and Test Equipment; Components and Subsystem Assemblies; and Circuits. In an effort to focus our attention and working capital on our telecommunications test instruments and our transmission and network access products, we sold substantially all of the assets of XCEL Arnold Circuits, Inc. in April 1998 and sold substantially all of the assets of HyComp, Inc., a manufacturer of hybrid circuits, in April 1999.

         In October 2000, we decided to discontinue our Circuits segment. On November 28, 2000, we sold XCEL Etch Tek (the "Etch Tek Division"), which was our only remaining material circuit board business and was a division of our wholly-owned subsidiary, XIT Corporation. The purchasers were Etch Tek Electronics Corporation and a former employee and a current employee of ours, each of whom have experience managing the Etch Tek Division. The assets we sold consisted primarily of inventory and fixed assets. The proceeds we received were $260,000 in cash, the assumption of $75,000 of accounts payable and a note for $50,000 payable in full in one year with an annual interest rate of 8%.

         As a result of the sale of the Etch Tek Division, we currently are operating in two segments: Telecommunications, which includes telecommunications test instruments and transmission and network access products; and Electronic Components, which includes digital switches and electronic power supplies. We recorded our departure from the Circuits segment due to the planned disposal of the Etch Tek Division as a discontinued operation in our quarterly report on Form 10-Q for the period ended September 30, 2000. We recorded an estimated loss on the sale of the Etch Tek Division of $634,000 for the three and nine month periods ended September 30, 2000. This amount included $158,000 of estimated losses from the operations of the Etch Tek Division for the period from October 1, 2000 to November 15, 2000, which was the effective date of the sale. For the three- and nine-month periods ended September 30, 2000, the Etch Tek Division lost, prior to allocating corporate costs, $84,000 and $276,000, respectively.

         Although we have discontinued our Circuits segment, we have retained a small circuit board manufacturing facility in Monrovia, California that supplies our own electronic components business with circuits for incorporation into our digital switch products. This facility reports directly to and is part of our Electronic Components segment.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not required.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not required.

         (c)      EXHIBITS

                  2.1 Asset Purchase Agreement dated as of November 15, 2000, by and among XIT Corporation, MicroTel International, Inc., Bryan Fuller, Tama-Lee Mapalo and Etch-Tek Electronics Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MICROTEL INTERNATIONAL, INC.

                                            By: /s/ RANDOLPH D. FOOTE
                                               ---------------------------------
                                               Randolph D. Foote
                                               Chief Financial Officer


Date: December 12, 2000


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
-------              -----------

2.1 Asset Purchase Agreement dated as of November 15, 2000, by and among XIT Corporation, MicroTel International, Inc., Bryan Fuller, Tama-Lee Mapalo and Etch-Tek Electronics Corporation